Ivy Funds Variable Insurance Portfolios

Supplement dated November 14, 2014 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2014

and as supplemented May 15, 2014, May 29, 2014, July 9, 2014 and August 4, 2014

The following replaces the second sentence of the first paragraph of the “Ivy Funds VIP Global Bond — Principal Investment Strategies” section:

The Portfolio may invest in securities issued by foreign or U.S. governments and in securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets.

The following bullet point is inserted immediately prior to the first bullet point of the “Ivy Funds VIP Global Bond — Principal Investment Risks” section:

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Capital Repatriation Risk. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If WRIMCO is unable to repatriate capital from the Portfolio’s investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Portfolio.

The following bullet point is inserted immediately following the “Emerging Market Risk” bullet point of the “Ivy Funds VIP Global Bond — Principal Investment Risks” section:

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Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage- or asset-backed securities, more slowly than expected, lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

The following bullet point is inserted immediately following the “Interest Rate Risk” bullet point of the “Ivy Funds VIP Global Bond — Principal Investment Risks” section:

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Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

With loan participations, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Portfolio could enforce its rights directly against the borrower.

The following bullet point is inserted immediately following the “Credit Risk” bullet point of the “Ivy Funds VIP High Income — Principal Investment Risks” section:

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Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage- or asset-backed securities, more slowly than expected, lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

The following replaces the first paragraph of the “Ivy Funds VIP International Growth — Principal Investment Strategies” section:

Ivy Funds VIP International Growth seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that WRIMCO believes possess attractive growth characteristics. The Portfolio primarily invests in issuers of developed countries, including the U.S., although the Portfolio has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the Portfolio primarily invests in securities issued by large capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in

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securities issued by companies of any size. Under normal circumstances, the Portfolio invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. The Portfolio may invest up to 100% of its total assets in foreign securities.

The following is added to the end of the second-to-last paragraph of the “Ivy Funds VIP Asset Strategy — Principal Investment Strategies” section:

WRIMCO also may utilize derivatives for income enhancement purposes.

The following replaces the fourth sentence of the first paragraph of the “Ivy Funds VIP Energy — Principal Investment Strategies” section:

The Portfolio invests in a blend of value and growth companies domiciled throughout the world, which may include companies that are offered in initial public offerings.

The following is inserted as a new bullet point immediately following the “Holdings Risk” bullet point of the “Ivy Funds VIP Energy — Principal Investment Risks” section:

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Initial Public Offering Risk. Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

The following bullet points are inserted alphabetically in the bulleted list of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP Global Bond — Principal Risks” section and, where applicable, deleted from the “Non-Principal Risks” section:

■	Capital Repatriation Risk

■	Extension Risk

■	Loan Risk

The following bullet point is inserted as a third bullet point of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP High Income — Principal Risks” section and deleted from the “Non-Principal Risks” section:

■	Extension Risk

The following replaces the first paragraph of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP International Growth” section:

Ivy Funds VIP International Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of common stocks of growth-oriented U.S. and foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. WRIMCO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain their growth rates. It considers factors such as a company’s intellectual property, brand, scale, distribution, margins and return on capital and seeks to identify and capitalize upon key trends such as high-growth end markets, supply and demand imbalances, new product adoption and industry consolidation. Although the Portfolio primarily invests in securities issued by large capitalization companies, it may invest in securities issued by companies of any size and in any geographic area, including the U.S., and within various sectors, which may include companies that are offered in initial public offerings (IPOs). Under normal circumstances, the Portfolio invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have indirect exposure to various additional foreign markets through investments in these companies. There is no guarantee, however, that the Portfolio will achieve its objective.

The following bullet point is inserted as a fifth bullet point in the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP International Growth — Non-Principal Risks” section:

■	Initial Public Offering Risk

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The following bullet point is inserted as a ninth bullet point in the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP Energy — Principal Risks” section and deleted from the “Non-Principal Risks” section:

■	Initial Public Offering Risk

The following replaces the first sentence of the fifth paragraph of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP Science and Technology” section:

The Portfolio may use a range of derivative instruments, typically options, both written and purchased, on individual equity securities owned by the Portfolio and on U.S. and/or foreign equity indexes, in seeking to hedge various market risks and/or individual security risk as well as to enhance return.

The following is added as a new paragraph following the last paragraph of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Business Development Company Securities Risk” section:

Capital Repatriation Risk — The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Investment Manager is unable to repatriate capital from the Portfolio’s investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Portfolio.

The following is added as a new paragraph following the last paragraph of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Market Risk” section:

A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the markets.

The following paragraphs replace the third and fourth paragraphs of the “The Management of the Portfolios — Regulatory Matters” section:

Pursuant to the terms of the SEC Order, the $50 million in disgorgement and civil penalties, plus accrued interest, (Fair Fund) must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at http://www.sec.gov.

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